Future Minimum Lease Payments Under Non Cancelable Operating Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Operating Leases Future Minimum Payments Due [Abstract]
2014	$ 13,300	80,517
2015	12,559	76,031
2016	11,607	70,267
2017	11,510	69,676
2018 and thereafter	28,239	170,950
Operating Leases, Future Minimum Payments Due, Total	$ 77,215	467,441